Brighthouse Shield Level Pay Plus® II Annuity
Issued by
Brighthouse Life Insurance Company

Summary Prospectus for New Investors
April 27, 2026
An individual single premium deferred index-linked annuity contract
This Summary Prospectus summarizes key features of the Brighthouse Shield Level Pay Plus® II Annuity contract (the “Contract” or “contract”), an individual single premium deferred index-linked annuity contract, issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF250?site=BHF1. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.  In return for downside protection, we may limit positive index gains for the Shield Options.
We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to  your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions. Withdrawals (including required minimum distributions (“RMDs”)) and Surrenders may be subject to Withdrawal Charges. Withdrawals (including RMDs and withdrawals under the GLWB rider) and Surrenders may also be subject to income taxes and income tax penalties if taken before age 59½. Withdrawals (including RMDs, withdrawals under the GLWB rider, and Rider Charge deductions) and Surrenders from the Shield Options before the end of a Term may be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options or if you exercise the Performance Lock before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional about whether the Contract is appropriate for you.
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You may cancel the Contract within 10 days after receiving it without paying fees or penalties by mailing or delivering the Contract to either us or the financial professional who sold it. In some states the period may be longer. Upon cancellation, you will either receive a full refund of the amount you paid with your application or your total Account Value (although we will apply an Interim Value calculation). You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

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BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. Additional general information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
In this summary prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Annuity Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Earliest Annual Benefit Commencement Date.    The earliest specified date we will permit for your Annual Benefit Commencement Date. The Earliest Annual Benefit Commencement Date is specified in your GLWB Supplement.
Early Withdrawal.     Any withdrawal from Account Value taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal. The Rider Charge does not constitute an Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal (including the Withdrawal Charge) that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal. The Rider Charge does not constitute an Excess Withdrawal.

Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any applicable Rider Charge and Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Free Withdrawal Amount.    The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Fee Rate (for determining the Rider Charge), Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Fee Rate, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 497 under the Securities Act of 1933, as a 497 form type filing (File Number 333-282752).
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value.The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used.

Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and, if applicable, the Interim Value is also used on a Contract Anniversary to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Rider Charge and Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Lifetime Withdrawal Age.    The age you must attain before you may begin receiving Annual Benefit Payment withdrawals. The Lifetime Withdrawal Age is specified in your GLWB Supplement.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Notice.  Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate represents a percentage that can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type.  Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary. The Rider Charge is not subject to the Withdrawal Charge.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.

Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Withdrawal Charge.    A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract Year in excess of the Free Withdrawal Amount.

OVERVIEW OF THE CONTRACT
About the Contract
The Brighthouse Shield Level Pay Plus® II Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings on a tax-deferred basis through investment in the Contract’s Allocation Options, which include the Shield Options and the Fixed Account (if available), and the opportunity for lifetime income through the GLWB rider included with the Contract. The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes, and also includes a death benefit which can be used to transfer assets to your beneficiaries. It may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions not taken as payments under the GLWB rider. Before you invest, be sure to ask your financial professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year (subject to the conditions of the GLWB rider, including the condition that Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee). Withdrawals under the GLWB rider may be subject to income taxes and income tax penalties if taken before age 59½, and, if taken from the Shield Options before the end of a the Term, may be based on an Interim Value calculation.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. In addition, if you make a total withdrawal of your Account Value, annuitize your Contract or change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed, as further described herein. See “LIVING BENEFIT” section in the prospectus and the disclosure under the sub-caption “Rider Charge.” The manner in which the Annual Benefit Payment is calculated depends on your Account Value. The Annual Benefit Payment represents the maximum amount that may be withdrawn while Account Value is greater than zero and the amount of annual lifetime income payments that would be made once Account Value is reduced to zero. Specifically, while the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base by multiplying your GLWB Base by the Withdrawal Rate. If your Account Value is reduced to zero, the GLWB Base is multiplied by another specified rate, the Lifetime Guarantee Rate, to determine your Annual Benefit Payment. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. Investors should weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract.
The Contract and GLWB rider are available only in those states where it has been approved for sale.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Annuity Period.
Accumulation Period
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal or Surrender the Contract during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%. Withdrawals (including any applicable Rider Charge and Withdrawal Charge), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.
To help you accumulate assets during the Accumulation Period, you can invest your Purchase Payments and Account Value in the Allocation Options under the Contract, which are (1) the Fixed Account (if available), and (2) the Shield Options. Additional information about each investment option is provided in Appendix A to this prospectus.
The Fixed Account. The Fixed Account (if available) guarantees principal and interest. The Minimum Guaranteed Interest Rate depends on the date your Contract is issued and will not be less than 1% annually. Unless you allocate your entire Purchase Payment and earnings to the Fixed Account, you may lose money by investing in the Contract.
The Shield Options. We currently offer Shield Options based on Indices. Each Shield Option has a Term of 1, 2, 3, or 6 years in length. The various Shield Options permit Owners to receive interest (positive, negative or zero) at the end of each Term based on the percentage returns of certain Securities Indices. You could lose a significant amount of money if the Index declines in value.
The Shield Options offer guarantees against a specified level of negative interest—guarantees we call “Shield Rates”. We use the Shield Rates to limit the negative Index Performance used in calculating the interest rate credited to a Shield Option at the Term End Date (the “Performance Rate”).

The protections specified by the Shield Rate and the level of positive investment experience that can be credited to the Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term.
We currently offer Shield Rates of 10% (“Shield 10”), 15% (“Shield 15”), or 25% (“Shield 25”). The Shield Rate is a limited buffer where we absorb any negative Index Performance on the Term End Date up to the Shield Rate. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. For example, -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract.
Each Shield Option also has a Rate Crediting Type. The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We limit the positive Index Performance used in calculating the interest credited to a Shield Option at the Term End Date through the Cap Rate, Step Rate, or Step Rate Edge. Positive interest may be credited up to the specified Cap Rate or equal to the specified Step Rate or Edge Rate.
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The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, if you invest in a Shield Option with a 10% Cap Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 10% (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%.
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The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, if you invest in a Shield Option with an 8% Step Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 8% (the Step Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 8%.
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For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. For example, if you invest in a Shield Option with a 10% Shield Rate and a 7% Edge Rate, and the Index Performance at the end of the Term is 3% (Index Performance greater than the Shield Rate), the Performance Rate will equal the Edge Rate, or 7%. This means that we will increase the Investment Amount associated with the Shield Option by 7%. Similarly, if the Index Performance is -10% (Index Performance equal to the Shield Rate), the Performance Rate will also equal the Edge Rate, or 7%. On the other hand, if the Index Performance is -15% (Index Performance less than the Shield Rate), the Performance Rate will equal -5% (the negative Index Performance in excess of the Shield Rate). This means that we will decrease the Investment Amount associated with the Shield Option by -5%.
Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract.
New Cap Rates, Step Rates, and Edge Rates are declared for each subsequent Term, subject to the minimum guaranteed rates for each Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, Edge Rates, and the interest rate for the Fixed Account. You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES” for more information.
For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable.

Annuity Period
The Annuity Period occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract.
You may withdraw a portion or all of your Account Value at any time until you commence the Annuity Period, subject to Withdrawal Charges, applicable taxes, and the conditions of the GLWB rider, as well as an Interim Value calculation if amounts are removed from the Shield Options during a Term. All benefits, including death benefits and the GLWB rider, terminate without value at the start of the Annuity Period. In addition, once the Annuity Period begins, you generally may no longer take withdrawals from or Surrender the Contract. Depending on the annuity option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features
The following is a brief description of the Contract’s primary features.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals from the Shield Options prior to the Term End Date will be based on an Interim Value calculation.
Tax Treatment. You can transfer money among the Allocation Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to taxes upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your beneficiary(ies) if you die during the Accumulation Period.
Annuity Options. Like all annuity contracts the Contract offers a range of annuity options, which provide Annuity Payments for your lifetime.
GLWB Rider. The GLWB rider is automatically issued with your Contract and cannot be voluntarily cancelled. The GLWB rider guarantees that you will receive lifetime income in an amount up to the Annual Benefit Payment each year, regardless of market performance, subject to the conditions of the GLWB rider. We charge an annual fee for this benefit (regardless of whether you utilize the benefit). Withdrawals under the GLWB rider will be subject to taxes and tax penalties if taken before the age of 59½. Withdrawals under the GLWB rider, including the Rider Charge, taken from the Shield Options before the Term End Date will also be based on an Interim Value calculation and cause a proportionate reduction to the Investment Amount for each Shield Option.
Additional Services and Features.
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Free Withdrawal Amount. The Free Withdrawal Amount is the portion of your Account Value that you may withdraw each Contract Year without incurring Withdrawal Charges.
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Systematic Withdrawal Program. On and after the Annual Benefit Commencement Date, you may elect the Systematic Withdrawal Program, which allows you to receive regular automatic withdrawals of your Annual Benefit Payment either monthly, quarterly, semi-annually, or annually, subject to program terms. When you withdraw all or a portion of your Annual Benefit Payment, it is a withdrawal under the GLWB rider. Each withdrawal under the program, if taken from the Shield Options during a Term, will be based on Interim Values, and will cause a proportionate reduction to the Investment Amount for each Shield Option.
•
Electronic Delivery. As a Contract Owner, you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.
Contract Adjustment
You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from a Shield Option or from the Contract. The Interim Value is the amount that is available for annuitization, death benefit payments, withdrawals (including Required Minimum Distributions (RMDs) and payments under the GLWB rider), Surrenders, and, on a Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	Fees, Expenses and Adjustments	Location in the Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from the Contract within the first 6 full Contract Years after the Issue Date of your Contract, you may be assessed a Withdrawal
Charge of up to 7% of the amount withdrawn in excess of the Free Withdrawal
Amount, declining to 0% over that time period.
For example, if you make a withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Interim Value, taxes, or tax penalties.
If all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal,
Surrender, or otherwise remove amounts from the Shield Options before the
Term End Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term, and later withdraw the entire amount before the Term has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and payments under the GLWB rider); (4) Surrenders; or (5) if applicable, on a Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider
Charge.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS INTERIM VALUE CALCULATION
Are There Transaction Charges?	No. Other than Withdrawal Charges and the Interim Value calculation, you will not be charged for other transactions.	FEE TABLE CHARGES, FEES, AND ADJUSTMENTS

	Fees, Expenses and Adjustments			Location in the Prospectus
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year.
Please refer to your Contract specifications page for information about the specific fees you will pay each year.
There is an implicit ongoing fee on the Shield Options to the extent that your participation in Index gains is limited by us through the use of the
Cap Rate, Step Rate, or Edge Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
	Annual Fee	Minimum	Maximum
	Base Contract[1]	See GLWB Supplement[2]	See GLWB Supplement[2]
[1] Referred to elsewhere in this prospectus as the Rider Fee Rate, which is deducted as a percentage of the GLWB Base each Contract Anniversary.
[2] The supplement that must accompany this prospectus contains the current Rider Fee Rate and terms of the GLWB Rider applicable to your Contract. For the Market Growth with Rollup version of the GLWB rider, the Rollup Rate is applied to the GLWB Base before the Rider Charge is deducted.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges and negative Interim Value calculations that substantially increase costs.

	Lowest Annual Cost: See GLWB Supplement	Highest Annual Cost: See GLWB Supplement
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Market Growth version of the GLWB rider ●No sales charges ●No additional transfers or withdrawals ●No Withdrawal Charges ●No Interim Value calculation
●Investment of $100,000
●5% annual appreciation
●Market Growth with Rollup version
of the GLWB rider
●No sales charges
●No additional transfers or
withdrawals
●No Withdrawal Charges
●No Interim Value calculation

Risks
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

●The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85%
for 15% downside protection; and 75% for 25% downside protection.
●We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside
protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT SHIELD RATES
Is this a Short-Term Investment?	No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.			PRINCIPAL RISKS

	Risks	Location in the Prospectus

The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in Withdrawal Charges, taxes, and tax penalties. Amounts removed from a Shield Option or from the
Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the
Shield Option, as well as loss of positive Index Performance.
Withdrawals (including RMDs, payments under the GLWB rider, and the Rider
Charge) will reduce your Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
Withdrawals from the Shield Options during a Term will reduce the Investment
Amount associated with the Shield Option by the same proportion that the
Interim Value of that Shield Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased. Reductions to the Investment Amount will reduce the Interim Value for that Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining
Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account (if available), to or from the Shield Option(s), and from the Holding Account. If we have allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the
next Contract Anniversary. Transfers may be made, according to your instructions, only during the Transfer Period following the Term End Date.
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:

●The Investment Amount allocated to the Shield Option that has reached its
Term End Date will automatically be renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate, as applicable, declared for that Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount in that Shield Option will automatically be transferred to the Fixed Account, if available, at the Term End Date, subject to the new interest rate declared for that Fixed Account Term. If the Fixed
Account is not available, the Investment Amount will automatically be transferred into the Holding Account.
●If you do not provide transfer instructions during the Transfer Period following the Fixed Account Term End Date, any Fixed Account Value will remain in the Fixed Account for another Fixed Account Term, subject to the new interest rate declared for that Term. If the Fixed Account is no longer available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account.
OF INVESTING IN THE CONTRACT TRANSFERS
What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risks of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should review the available Allocation Options before making an investment decision.
The Cap Rate, Step Rate, and Step Rate Edge (the Rate Crediting Types), as
applicable, will limit positive Index returns (e.g., limited upside). This may
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDICES SHIELD RATES

	Risks	Location in the Prospectus

result in you earning less than the Index return. For example:

●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
●Step Rate. If the Index Performance is 15%, and the Step Rate 8%, we will credit an 8% Performance Rate at the end of the Term.
●Edge Rate. If the Index Performance is 15%, the Edge Rate is 7%, and the
Shield Option has a Shield Rate of 10%, we will credit a 7% Performance
Rate at the end of the Term. If the Index Performance is -10%, we will also credit a 7% Performance Rate at the end of the Term.
The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index
Performance is -25%, and you invest in a Shield Option with a 10% Shield
Rate, we will credit a -15% Performance Rate (the amount of negative Index
Performance that exceeds the Shield Rate) at the end of the Term.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
RATE CREDITING TYPES THE FIXED ACCOUNT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our appliable financial strength ratings, is available upon request by contacting us at (888) 243-1968.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Restrictions
Are There Restrictions on the Investment Options?
Yes.

●Limits on transfers.
○Transfers may only be made during the Accumulation Period, and only to or from the Fixed Account, to or from the Shield Option(s), and from the
Holding Account.
○Transfers may not be made into the Holding Account.
○Transfers among the Fixed Account and the Shield Options may only be made during the Transfer Period at the end of each Term.
○Transfers from the Holding Account may only be made on a Contract
Anniversary.
○
The minimum transfer amount is $500.
●The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold.
●Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term
End Date.
●We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
●We have the right to substitute a comparable index prior to the Term End
Date if any Index is discontinued or we determine that our use of such
Index should be discontinued because we are no longer licensed to use the
Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.
●We may change Cap Rates, Step Rates, and Edge Rates declared for the
Shield Options from one Term to the next, subject to the minimum guaranteed rates.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PURCHASE SHIELD OPTIONS ADDITION OR DISCONTINUANCE OF A SHIELD OPTION TRANSFERS THE FIXED ACCOUNT THE HOLDING ACCOUNT APPENDIX I

	Restrictions	Location in the Prospectus

●Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
●We may change the interest rate for the Fixed Account declared from one
Fixed Account Term to the next, subject to the Minimum Guaranteed
Interest rate applicable to any Contract, which will not be less than 1%.
●The Contract is a single premium product. Additional Purchase Payments will not be accepted.

Are There Any Restrictions on Contract Benefits?
Yes.

●Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
●The GLWB rider is automatically issued with your Contract, and we charge an annual fee for this benefit (regardless of whether you utilize the benefit).
●The GLWB rider cannot be cancelled by you. There are circumstances in which we will terminate the GLWB rider.
●If the GLWB rider is terminated before your Annual Benefit Commencement
Date, you will have paid for the GLWB rider without receiving any lifetime income payments.
●If the GLWB rider is terminated, it cannot be reinstated.
●Investment restrictions may apply after the Annual Benefit Commencement
Date, as specified in the GLWB Supplement applicable to your Contract.
●Early Withdrawals and Excess Withdrawals will reduce the payments under the GLWB rider or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee.
○Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount. Such reductions may be significant and may be more than the amount of the withdrawal.
○Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment for the new GLWB Base, which is multiplied by the applicable Withdrawal Rate.
●All payments under the GLWB rider taken from the Shield Options prior to the end of a Term will result in an Interim Value calculation, and a proportionate reduction to the Investment Amount associated with the
Shield Option.
●All withdrawals (including RMDs, payments under the GLWB rider, and the
Rider Charge) will reduce the death benefit. Rider Charges will reduce any
Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment. Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
●The availability of Contract benefits may vary depending on the selling firm or state through which your Contract is sold.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT DEATH BENEFIT LIVING BENEFIT APPENDIX H APPENDIX I
Taxes
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT FEDERAL TAX CONSIDERATIONS
Conflicts of Interest
How are Financial Professionals	Your financial professional may receive compensation for selling this Contract to you in the form of commissions, additional cash benefits (e.g., bonuses),	DISTRIBUTION OF THE CONTRACTS

	Conflicts of Interest	Location in the Prospectus
Compensated?
and non-cash compensation. This conflict of interest may influence your financial professional to recommend this Contract over another investment for which the financial professional is not compensated or compensated less.

Should I Exchange My Contract?
If you already own an insurance contract, some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
THE ANNUITY CONTRACT – REPLACEMENT OF CONTRACTS

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the standard benefits available under the Contract. The availability of Contract benefits may vary depending on the selling firm through which your Contract is sold. See Appendix I – Financial Intermediary Variations.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Account Value Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the Account Value	N/A
●Only available during the
Accumulation Period.
●For Owners aged 81 or older on the
Issue Date of your Contract.
●Account Value may reflect an Interim
Value calculation for the Shield
Options, which may be less than the
Investment Amount.
●Withdrawals will reduce the death
benefit, perhaps significantly, and
such reductions could be greater than
the amount withdrawn.

Return of Premium Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the greater of your Account Value or your Purchase Payment (adjusted for any withdrawals, including Withdrawal Charges)	N/A
●Only available during the
Accumulation Period.
●For Owners aged 80 or younger on the
Issue Date of your Contract.
●Account Value may reflect an Interim
Value calculation for the Shield
Options, which may be less than the
Investment Amount.
●Withdrawals will reduce the death
benefit, perhaps significantly, and
such reductions could be greater than
the amount withdrawn.

Systematic Withdrawal Program	Allows you to receive automatic processing of your Annual Benefit Payments under the GLWB rider on or after the Annual Benefit Commencement Date	N/A
●Each payment must be at least $100.
●A minimum of $500 must be
distributed each Contract Year.
●Withdrawals may only be on a
monthly, quarterly, semi-annual, or
annual basis.
●Program withdrawals cannot exceed
the Annual Benefit Payment each
Contract Year.
●Withdrawals outside the program may
be Excess Withdrawals.
●Program withdrawals may be subject
to taxes and tax penalties.
●Program withdrawals from the Shield
Options during a Term will be based
on Interim Values.
●We reserve the right to change the
required minimum or the availability of
this program.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides a portion of your Account Value that may be withdrawn each Contract Year without incurring Withdrawal Charges	N/A
●Only available during the
Accumulation Period.
●Withdrawals of the Free Withdrawal
Amount may be subject to taxes and
tax penalties.
●Withdrawals from the Shield Options
during a Term will be based on Interim
Values.
●Any unused portion of the Free
Withdrawal Amount may not be
carried over to the next Contract Year.

Brighthouse Pay Plus Rider (GLWB rider)	Guarantees lifetime income in an amount equal to the Annual Benefit Payment each year, regardless of market performance, subject to the conditions of the rider.	2.00% (as a percentage of the GLWB Base each Contract Anniversary)
●Automatically issued with Contract.
●Cannot be voluntarily cancelled by
you.
●See GLWB Supplement for the current
Rider Fee Rate and other terms
applicable to your Contract.
●For the Market Growth with Rollup
version of the GLWB rider, the Rollup
Rate is applied to the GLWB Base
before the Rider Charge is deducted.
●Certain circumstances will terminate
the rider. If the rider is terminated, it
cannot be reinstated.
●Annual Benefit Commencement Date
may not occur before (i) the Earliest
Annual Benefit Commencement Date,
and (ii) the Lifetime Withdrawal Age
specified in the applicable GLWB
Supplement.
●Investment restrictions may apply
after the Annual Benefit
Commencement Date. See the
applicable GLWB Supplement.
●Payments under the rider may be
subject to taxes.
●Payments from the Shield Options
during a Term will be based on Interim
Values.
●Early and Excess Withdrawals will be
subject to Withdrawal Charges, in
addition to taxes and tax penalties.
●Early and Excess Withdrawals will
reduce the payments under the GLWB
rider, perhaps significantly; or, if such
withdrawals reduce the Account Value
to zero, eliminate the guarantee.
●All withdrawals (including payments
under the GLWB rider and Rider
Charges) will reduce the death
benefit, perhaps significantly.

BUYING THE CONTRACT
Purchasing the Contract
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial professional about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may not offer both variations of the GLWB rider and/or may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS” section in the prospectus). Please be aware that your financial professional may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly. See “REQUESTS AND ELECTIONS” section in the prospectus for specific contact information.
We offer other individual single premium deferred indexed-linked annuity contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts do not offer the GLWB rider and may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.  You may contact us to learn more about the availability of any of our other index-linked annuity contracts.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
•
The minimum Purchase Payment we will accept is $25,000.
•
If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
•
We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
•
We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
•
Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including any applicable Rider Charge and Withdrawal Charge) will result in a reduction to the Investment Amount in each Shield Option, the Fixed Account, and the Holding Account in the ratio that each Shield Option, the Fixed Account, and the Holding Account bears to the total Account Value, unless you instruct us otherwise. If a Withdrawal Charge is applicable, it is applied to the Withdrawal Amount that is in excess of the applicable Free Withdrawal Amount. See “Withdrawal Charge” and “When No Withdrawal Charge Applies” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus.  For a partial withdrawal, the amount payable to you will be a net amount equal to the requested Withdrawal Amount reduced by any applicable Withdrawal Charge and Premium Tax and other taxes. Alternatively, you can choose to have the Withdrawal Charge and Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. However, this may result in a higher Withdrawal Charge because the charge increases the amount taken from your Account Value to cover the withdrawal and, since it is a percentage of the total amount withdrawn, the Withdrawal Charge will also be higher. A withdrawal (including any applicable Rider Charge and Withdrawal Charge) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount after adjustments for any Withdrawal Charge and any applicable Rider Charge will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn (reduced by any Withdrawal Charge and any applicable Rider Charge) from the Account Value, less Premium Tax and other taxes, if any.
Withdrawals (including any applicable Rider Charge and Withdrawal Charge) from the Fixed Account (if available) will reduce the Fixed Account Value dollar for dollar by the portion of the Withdrawal Amount deducted from the Fixed Account. Withdrawals from the Shield Options on the Term End Date will reduce the Investment Amount dollar for dollar by the portion of the Withdrawal Amount deducted from the Shield Options after the application of the Performance Rate.
If the withdrawal is taken during a Term, the Withdrawal Amount (including any applicable Rider Charge and Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
If you take an Early Withdrawal or an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion that these withdrawals (including any Withdrawal Charge) reduces the Account Value, and, in the case of an Excess Withdrawal, reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Excess Withdrawal or an Early Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees, and expenses that you will pay at the time that you buy the Contract, Surrender or make withdrawals from an Allocation Option or from the Contract, or transfer Account Value between Allocation Options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge(1) (as a percentage of the amount withdrawn in excess of the Free Withdrawal Amount)	7%

(1)
The Withdrawal Charge is not assessed during the Annuity Period and in certain other instances. See “When No Withdrawal Charge Applies” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for a list of withdrawal charge waivers. Withdrawal Charges are calculated at the time of each withdrawal in accordance with the following schedule (See “Withdrawal Charge” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information).

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Interim Value Maximum Potential Loss(1) (as a percentage of the Investment Amount in the Shield Option)	100%(2)

(1)
Between the Term Start Date and the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and payments under the GLWB rider); (4) Surrenders; or (5) if applicable, on a Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
(2)
In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal or surrender the Contract during a Term. The maximum potential loss would only occur if there is a full Surrender from a Shield Option at a time when the Index Value has declined to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
Base Contract Expenses(1)
(as a percentage of the GLWB Base each Contract Anniversary)	2.00%

(1)
Referred to elsewhere in this prospectus as the Rider Fee Rate. This is the maximum Rider Fee Rate for the GLWB rider. The supplement that must accompany this prospectus contains the current Rider Fee Rate and terms of the GLWB Rider applicable to your Contract. The GLWB rider may not be voluntarily cancelled by you, but there are circumstances in which it will terminate. For the Market Growth with Rollup version of the GLWB rider, the Rollup Rate is applied to the GLWB Base before the Rider Charge is deducted.

In addition to the fees described above, we limit the amount you can earn on the Shield Options. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Appendix A
Investment Options Available Under The Contract
The following is a list of Shield Options currently available under the Contract. The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold. See Appendix I – Financial Intermediary Variations. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options, and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.brighthousefinancial.com/products/rates/. See “SHIELD OPTIONS,” “SHIELD RATES,” and “RATE CREDITING TYPES” sections in the prospectus for more information. Depending on the terms of the GLWB Supplement applicable to your Contract, you may not be able to invest in certain Shield Options.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information.
Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
S&P 500® Index	Market Index	1 Year	25%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Cap Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Step Rate
S&P 500® Index	Market Index	1 Year	15%	2%	Edge Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Step Rate
S&P 500® Index	Market Index	1 Year	10%	2%	Edge Rate
S&P 500® Index	Market Index	2 Year	15%	3%	Step Rate
S&P 500® Index	Market Index	2 Year	15%	3%	Edge Rate
S&P 500® Index	Market Index	2 Year	10%	3%	Step Rate
S&P 500® Index	Market Index	2 Year	10%	3%	Edge Rate
S&P 500® Index	Market Index	3 Year	15%	6%	Cap Rate
S&P 500® Index	Market Index	3 Year	10%	6%	Cap Rate
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate
Russell 2000® Index	Market Index	1 Year	25%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Cap Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Step Rate
Russell 2000® Index	Market Index	1 Year	15%	2%	Edge Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Step Rate
Russell 2000® Index	Market Index	1 Year	10%	2%	Edge Rate
Russell 2000® Index	Market Index	2 Year	15%	3%	Step Rate
Russell 2000® Index	Market Index	2 Year	15%	3%	Edge Rate
Russell 2000® Index	Market Index	2 Year	10%	3%	Step Rate
Russell 2000® Index	Market Index	2 Year	10%	3%	Edge Rate
Russell 2000® Index	Market Index	3 Year	15%	6%	Cap Rate
Russell 2000® Index	Market Index	3 Year	10%	6%	Cap Rate
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	25%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Cap Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Step Rate
MSCI EAFE Index	Market Index	1 Year	15%	2%	Edge Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Step Rate
MSCI EAFE Index	Market Index	1 Year	10%	2%	Edge Rate
MSCI EAFE Index	Market Index	2 Year	15%	3%	Step Rate
MSCI EAFE Index	Market Index	2 Year	15%	3%	Edge Rate
MSCI EAFE Index	Market Index	2 Year	10%	3%	Step Rate
MSCI EAFE Index	Market Index	2 Year	10%	3%	Edge Rate
MSCI EAFE Index	Market Index	3 Year	15%	6%	Cap Rate
MSCI EAFE Index	Market Index	3 Year	10%	6%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	25%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Cap Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Step Rate
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Edge Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Step Rate
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Edge Rate
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Step Rate
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Edge Rate
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Step Rate
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Edge Rate
Nasdaq-100 Index®	Market Index	3 Year	15%	6%	Cap Rate
Nasdaq-100 Index®	Market Index	3 Year	10%	6%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%.

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT” section in the prospectus and Appendix E in the prospectus for information regarding the Fixed Account.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2 The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in the Fixed Account Rider attached to your Contract and applies only to amounts in the Fixed Account.

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The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF250?site=BHF1.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C0000256193